================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 31, 2001


                          EXTENDED SYSTEMS INCORPORATED
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



           000-23597                                82-0399670
           ---------                                ----------
         (Commission                              (IRS Employer
         File Number)                           Identification No.)



                  5777 NORTH MEEKER AVENUE, BOISE, IDAHO 83713
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 322-7575
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

Extended Systems Incorporated and certain subsidiaries ("ESI") entered into an Asset Purchase Agreement, dated May 30, 2001, pursuant to which ESI agreed to sell various assets, including all assets primarily used in ESI's printing solutions business, to Troy Group, Inc ("Troy").

Pursuant to the terms of the Asset Purchase Agreement, on May 31, 2001, ESI transferred to Troy certain inventory, equipment, patents, trademarks and other intellectual property rights, customer and supplier lists and rights under certain contracts that existed as of the close of business on May 30, 2001. Troy also assumed from ESI certain contractual and warranty obligations and purchase commitments. ESI's printing solutions business includes its network print server and non-network printer sharing products.

We determined the aggregate purchase price of approximately $1.8 million in cash, on the basis of arm's length negotiations with Troy.

You should refer to the full text of the Asset Purchase Agreement, which is filed as an exhibit to this report, for a complete description of the agreement's terms.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma Financial Information

The unaudited pro forma condensed financial information giving effect to the disposition of our printing solutions business is included at pages F-1 to F-6 attached to this report.

(c)  Exhibits.

     The following exhibits are filed with this report:

     2.1 Asset Purchase Agreement between Troy Group, Inc., as Purchaser, Extended Systems of Idaho, Incorporated, as Seller, and Extended Systems Incorporated, as Co-Obligor with Seller, dated May 30, 2001

------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                EXTENDED SYSTEMS INCORPORATED


Date:  June 15, 2001
                                By:  /s/ Karla K. Rosa
                                     ---------------------------------------
                                     Karla K. Rosa
                                     Vice President of Finance and Chief
                                     Financial Officer (Principal Financial and
                                     Accounting Officer)

                          EXTENDED SYSTEMS INCORPORATED

                        PRO FORMA CONDENSED BALANCE SHEET
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                           AS OF
                                                      MARCH 31, 2001 ADJUSTMENTS     PROFORMA
                                                         --------      --------      --------
ASSETS
Current:
    Cash and cash equivalents ......................     $  4,498      $  1,508      $  6,006
    Receivables ....................................       12,979        (1,902)       11,077
    Inventories ....................................        2,460        (1,250)        1,210
    Prepaids and other .............................        1,323           (34)        1,289
    Deferred income taxes ..........................          679          (187)          492
                                                         --------      --------      --------
       Total current assets ........................       21,939        (1,865)       20,074
Property and equipment, net ........................        7,342           (48)        7,294
Intangibles, net ...................................        5,029          --           5,029
Deferred income taxes ..............................       10,260           (72)       10,188
Other assets .......................................          293          --             293
                                                         --------      --------      --------
       Total assets ................................     $ 44,863      $ (1,985)     $ 42,878
                                                         ========      ========      ========
LIABILITIES AND STOCKHOLDERS'
EQUITY
Current:
    Current debt ...................................     $   --        $   --        $   --
    Accounts payable ...............................        4,327          (446)        3,881
    Accrued expenses ...............................        2,729          (206)        2,523
    Deferred revenue ...............................        1,361          --           1,361
                                                         --------      --------      --------
       Total current liabilities ...................        8,417          (652)        7,765
                                                         --------      --------      --------
Stockholders' equity:
    Preferred stock; $0.001 par value per share,
       5,000 shares authorized; no shares issued or
       outstanding .................................         --            --            --
    Common stock; $0.001 par value per share,
       75,000 shares authorized; 10,768 shares
       issued and outstanding ......................           11          --              11
    Additional paid-in capital .....................       31,886          --          31,886
    Retained earnings ..............................        5,473        (1,333)        4,140
    Deferred compensation ..........................         (128)         --            (128)
    Accumulated other comprehensive loss ...........         (796)         --            (796)
                                                         --------      --------      --------
       Total stockholders' equity ..................       36,446        (1,333)       35,113
                                                         --------      --------      --------
       Total liabilities and stockholders' equity ..     $ 44,863      $ (1,985)     $ 42,878
                                                         ========      ========      ========

See accompanying notes to the unaudited pro forma condensed financial information

                          EXTENDED SYSTEMS INCORPORATED

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     NINE MONTHS
                                                     ENDED MARCH
                                                      31, 2001        ADJUSTMENTS         PROFORMA
                                                    ------------      ------------      ------------
                                                     (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
Net revenue ...................................     $     37,437      $    (10,602)     $     26,835
Cost of net revenue ...........................           14,871            (5,689)            9,182
                                                    ------------      ------------      ------------
       Gross profit ...........................           22,566            (4,913)           17,653
Operating expenses:
    Research and development ..................            9,818              (563)            9,255
    Marketing and sales .......................           16,552            (1,547)           15,005
    General and administrative ................            3,980               (26)            3,954
    Amortization of intangibles ...............              729              --                 729
                                                    ------------      ------------      ------------
       Income (loss) from operations ..........           (8,513)           (2,777)          (11,290)
Other income, net .............................             (471)             --                (471)
Interest expense ..............................                1              --                   1
                                                    ------------      ------------      ------------
       Income (loss) before income taxes ......           (8,043)           (2,777)          (10,820)
Income tax provision (benefit) ................           (2,976)             (994)           (3,970)
                                                    ------------      ------------      ------------
       Net income (loss) ......................     $     (5,067)     $     (1,783)     $     (6,850)
                                                    ============      ============      ============

Income (loss) per share:
    Basic .....................................     $      (0.48)                       $      (0.65)
    Diluted ...................................     $      (0.48)                       $      (0.65)
Number of shares used in per share calculation:
    Basic .....................................           10,521                              10,521
    Diluted ...................................           10,521                              10,521

See accompanying notes to the unaudited pro forma condensed financial information

                          EXTENDED SYSTEMS INCORPORATED

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      YEAR ENDED
                                                     JUNE 30, 2000      ADJUSTMENTS        PROFORMA
                                                     ------------      ------------      -------------
                                                                        (UNAUDITED)       (UNAUDITED)
Net revenue ....................................     $     56,512      $    (17,509)     $      39,002
Cost of net revenue ............................           28,115            (8,572)            19,542
                                                     ------------      ------------      -------------
       Gross profit ............................           28,397            (8,937)            19,460
Operating expenses:
    Research and development ...................            9,614            (1,008)             8,606
    Acquired in-process research and development
                                                            2,352              --                2,352
    Marketing and sales ........................           17,787            (5,132)            12,655
    General and administrative .................            4,423               (44)             4,379
    Amortization of intangibles ................              891              --                  891
                                                     ------------      ------------      -------------
       Income (loss) from operations ...........           (6,670)           (2,753)            (9,423)
Other expense, net .............................               57              --                   57
Interest expense ...............................              259              --                  259
                                                     ------------      ------------      -------------
       Income (loss) before income taxes .......           (6,986)           (2,753)            (9,739)
Income tax provision (benefit) .................           (2,001)             (994)            (2,995)
                                                     ------------      ------------      -------------
       Net income (loss) .......................     $     (4,985)     $     (1,759)     $      (6,744)
                                                     ============      ============      =============
Income (loss) per share:
    Basic ......................................     $      (0.52)                       $       (0.71)
    Diluted ....................................     $      (0.52)                       $       (0.71)
Number of shares used in per share calculation:
    Basic ......................................            9,552                                9,552
    Diluted ....................................            9,552                                9,552

See accompanying notes to the unaudited pro forma condensed financial information

                          EXTENDED SYSTEMS INCORPORATED

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      YEAR ENDED
                                                     JUNE 30, 1999      ADJUSTMENTS        PROFORMA
                                                     ------------      ------------      ------------
                                                                        (UNAUDITED)       (UNAUDITED)
Net revenue ....................................     $     50,689      $    (25,415)     $     25,274
Cost of net revenue ............................           25,202           (11,809)           13,393
                                                     ------------      ------------      ------------
       Gross profit ............................           25,487           (13,606)           11,881
Operating expenses:
    Research and development ...................            6,815            (1,241)            5,574
    Acquired in-process research and development
                                                              758              --                 758
    Marketing and sales ........................           15,930            (5,799)           10,131
    General and administrative .................            3,703               (32)            3,671
    Amortization of intangibles ................               61              --                  61
                                                     ------------      ------------      ------------
       Income (loss) from operations ...........           (1,780)           (6,534)           (8,314)
Other income, net ..............................             (339)             --                (339)
Interest expense ...............................              713              --                 713
                                                     ------------      ------------      ------------
       Income (loss) before income taxes .......           (2,154)           (6,534)           (8,688)
Income tax provision (benefit) .................             (692)           (2,300)           (2,992)
                                                     ------------      ------------      ------------
       Net income (loss) .......................     $     (1,462)     $     (4,234)     $     (5,696)
                                                     ============      ============      ============

Income (loss) per share:
    Basic ......................................     $      (0.17)                       $      (0.68)
    Diluted ....................................     $      (0.17)                       $      (0.68)
Number of shares used in per share calculation:
    Basic ......................................            8,409                               8,409
    Diluted ....................................            8,409                               8,409

See accompanying notes to the unaudited pro forma condensed financial information

                          EXTENDED SYSTEMS INCORPORATED

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     YEAR ENDED
                                                    JUNE 30, 1998     ADJUSTMENTS        PROFORMA
                                                    ------------      ------------      ------------
                                                                       (UNAUDITED)       (UNAUDITED)
Net revenue ...................................     $     50,004      $    (31,244)     $     18,760
Cost of net revenue ...........................           20,710           (12,577)            8,133
                                                    ------------      ------------      ------------
       Gross profit ...........................           29,294           (18,667)           10,627
Operating expenses:
    Research and development ..................            6,351            (1,331)            5,020
    Marketing and sales .......................           13,838            (5,791)            8,047
    General and administrative ................            3,340               (45)            3,295
                                                    ------------      ------------      ------------
       Income (loss) from operations ..........            5,765           (11,500)           (5,735)
Other income, net .............................              (40)             --                 (40)
Interest expense ..............................              692              --                 692
                                                    ------------      ------------      ------------
       Income (loss) before income taxes ......            5,113           (11,500)           (6,387)
Income tax provision (benefit) ................            1,815            (4,025)           (2,210)
                                                    ------------      ------------      ------------
       Net income (loss) ......................     $      3,298      $     (7,475)     $     (4,177)
                                                    ============      ============      ============

Income (loss) per share:
    Basic .....................................     $       0.45                        $      (0.57)
    Diluted ...................................     $       0.44                        $      (0.57)
Number of shares used in per share calculation:
    Basic .....................................            7,303                               7,303
    Diluted ...................................            7,577                               7,303

See accompanying notes to the unaudited pro forma condensed financial information

                          EXTENDED SYSTEMS INCORPORATED

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION

BASIS OF PRESENTATION

The unaudited pro forma condensed financial information is qualified in its entirety by reference to, and should be read in conjunction with the financial statements in our reports on Form 10-K and Form 10-Q, and have been adjusted to exclude the effect of the discontinuance of the printing solutions business on each respective financial statement.

The unaudited pro forma condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor is it necessarily indicative of future operating results or financial position.

The pro forma calculation of the gain on the disposition of our printing solutions business to Troy is summarized below and is reflected in the adjustments to the unaudited pro forma condensed balance sheet as of March 31, 2001 as if the disposition occurred as of that date. (Amounts in thousands.)


           Cash received, net of $250 in expenses .....     $ 1,508

           Net assets sold and liabilities transferred:
              Inventory ...............................       1,250
              Property and equipment, net .............          48
              Warranty obligation .....................        (128)
                                                            -------
                  Total ...............................       1,170
                                                            -------
                      Gain on the sale ................     $   338
                                                            =======

The gain on the sale of our printing solutions business is reflected as an increase in retained earnings in the unaudited pro forma condensed balance sheet as of March 31, 2001.

Other adjustments to the pro forma condensed balance sheet as of March 31, 2001 were made to exclude other assets and liabilities that were directly attributable to our printing solutions business.

Adjustments made in the pro forma condensed statements of operations include historical results for our printing solutions business that agree to the segment information presented in our Form 10-Q for the quarter ended March 31, 2001, and our Form 10-K for the fiscal year ended June 30, 2000, adjusted to exclude certain expenses that were previously allocated but are not directly attributable to our printing solutions business.

                                INDEX TO EXHIBIT
                                ----------------

Exhibit No.         Description
-----------         -----------

     2.1 Asset Purchase Agreement between Troy Group, Inc., as Purchaser, Extended Systems of Idaho, Incorporated, as Seller, and Extended Systems Incorporated, as Co-Obligor with Seller, dated as of May 30, 2001